EX-99.1

CareMax, Inc. to Acquire Medicare Value-Based Care Business of Steward Health Care System

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Transaction to expand CareMax’s comprehensive and coordinated healthcare delivery system designed to improve overall health outcomes for senior value-based care patients
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Brings CareMax’s high-quality, whole person healthcare to underserved communities with a focus on patients' social determinants of health to promote health equity
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Initially adds approximately 170,000 senior value-based care patients across eight states
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Transaction projected to be immediately accretive to revenue and Adjusted EBITDA following close
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Management to hold conference call to discuss transaction at 8:00am ET on June 1, 2022

Miami, FL – June 1, 2022 - CareMax, Inc. (NASDAQ: CMAX) (“CareMax” or the “Company”), a leading technology-enabled provider of value-based care to seniors, and Steward Health Care System (“Steward”), the parent of one of the nation’s largest accountable care organizations (“ACOs”) with more than 6,600 providers and 43,000 healthcare professionals, today announced a definitive merger agreement pursuant to which CareMax will acquire the Medicare value-based care business of Steward for a combination of cash and stock.

Upon closing the transaction, CareMax will serve as the exclusive value-based management services organization (“MSO”) across Steward’s Medicare network. Steward’s value-based care network of approximately 170,000 patients includes 50,000 Medicare Advantage patients, 112,000 Medicare Shared Savings Program (“MSSP”) patients and 9,000 Direct Contracting (“DCE”) patients. In addition, Steward and its affiliated practices service approximately 387,000 Medicare Advantage Fee for Service patients and 482,000 Traditional Medicare Fee for Service beneficiaries. Following the transaction, CareMax’s network will expand to approximately 2,000 providers and reach over 200,000 senior value-based care patients across 30 markets.

CareMax’s focus on whole person health through a unique blend of targeted technology and comprehensive, high-touch care has resulted in improved clinical outcomes compared to peers and traditional Medicare benchmarks. CareMax has achieved a Five-Star quality rating, the highest possible rating, across its locations overall. Similarly, since the launch of its 2012 Medicare Pioneer ACO, Steward has consistently ranked as one of the top performing ACOs in the country. Most recently, Steward delivered top performance in the 2020 MSSP and was the largest MSSP ACO in the nation. In addition, Steward received a 100% quality rating and achieved the second highest total cost savings amongst the roughly 500 ACOs in the program.

CareMax will bring its industry leading, technology-enabled, value-based care platform, which is comprised of proprietary technology, payor relationships, best practices, practice transformation workflows, risk adjustment and quality coordination services to Steward’s expansive senior patient base. CareMax plans to offer convenient and sophisticated products as well as physical locations in Steward’s markets. These locations are anticipated to resemble CareMax’s current de novo model, which include primary care physicians, specialists in high demand, such as cardiologists, pulmonologists, radiologists and others, social services, activity centers and other services. Further, CareMax has a committed focus to addressing non-medical social determinants of health, which has proven to have a significant impact on health outcomes.

“We are excited to announce the acquisition of Steward’s Medicare value-based care business, which will enable us to significantly accelerate our growth by bringing CareMax’s best-in-class, proprietary value-based care model to the communities in which Steward’s value-based care business operates. We plan to deploy our current MSO model, which we’ve been operating since 2011, to improve quality of care, health outcomes and wellbeing for seniors across eight states, while reducing overall healthcare costs,” said Carlos de Solo, Chief Executive Officer of CareMax.

“Steward was founded to provide top quality healthcare to communities that have historically been medically underserved. CareMax is a like-minded organization with a talented management team and the assets and expertise in place to move our mission forward. We believe that our physician-led, integrated health care system with a network of over one million Medicare beneficiaries coupled with CareMax’s proprietary, industry-leading clinical model will deliver the next generation of healthcare in this country,” said Dr. Ralph de la Torre, Chief Executive Officer of Steward.

Among other strategic and financial benefits, the transaction is expected to:

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Create one of the largest independent senior-focused value-based care platforms in the U.S. across Medicare Advantage, DCE/ACO REACH and MSSP;
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Expand CareMax’s MSO model with the opportunity to unlock the large embedded addressable market across Steward’s one million Medicare patients and beneficiaries, and increase geographic reach to 24 new markets;
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Improve health outcomes and ultimately drive down medical expenses by leveraging CareMax’s experience as a leading operator of Medicare value-based care arrangements across its clinics and affiliate providers; and
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Contribute annual revenue of approximately $1.6 billion to $1.7 billion and annual Adjusted EBITDA of approximately $100 million to $115 million by 2025, with further long-term opportunities for growth and cost reduction across markets.

Note: Markets defined as Metropolitan Statistical Areas (MSAs).

Transaction Details

Under the terms of the merger agreement, CareMax will pay $25 million in cash and issue 23.5 million shares of CareMax’s Class A common stock to the equityholders of Steward at closing, subject to customary adjustments. In addition, CareMax will fund a Medicare receivable to Steward covering accounts receivable related to 2021 and the pre-close period of 2022.

Steward will have the potential to receive an earnout of additional shares of CareMax’s Class A common stock that, together with the original issuance of Class A common stock issued to Steward at the initial closing, would result in Steward’s equityholders owning a total of 41% of CareMax’s Class A common stock as of the initial closing, upon CareMax’s effective conversion of 100,000 Medicare lives to risk, value-based care arrangements with a Medical Expense Ratio of less than 85% for two consecutive quarters. The equityholders of Steward will also enter into an investor rights agreement that will provide for certain limitations on voting of their shares of CareMax’s Class A common stock, among other governance matters.

The transaction is expected to close late in the third quarter or early in the fourth quarter of 2022 and is subject to customary closing conditions, including approval by CareMax’s stockholders and receipt of regulatory approvals.

Upon the closing of the transaction, Dr. de la Torre will have the right to designate one member of CareMax’s Board of Directors. If the earnout is achieved, Dr. de la Torre will have the right to designate an additional member of CareMax’s Board of Directors at such time.

Deerfield Partners, L.P., a holder of approximately 20% of CareMax’s outstanding Class A common stock, has entered into an agreement to vote in favor of the transaction.

Advisors

Goldman Sachs is serving as exclusive financial advisor to CareMax, and DLA Piper LLP (US) is serving as legal counsel to CareMax.

SVB Securities is serving as exclusive financial advisor to Steward Health Care, and Sidley Austin LLP is serving as legal counsel to Steward Health Care.

Conference Call Details

Management will hold a conference call to discuss the transaction at 8:00am ET today. A live webcast as well as related presentation materials will be available online at https://ir.caremax.com. The conference call can also be accessed by dialing (888) 440-6519 for U.S. participants, or (646) 960-0384 for international participants, and referencing conference ID 4345921. Following the meeting, a replay will be available on CareMax’s website.

About CareMax

CareMax is a technology-enabled care platform providing value-based care and chronic disease management to seniors. CareMax operates medical centers that offer a comprehensive suite of healthcare and social services, and a proprietary software and services platform that provides data, analytics, and rules-based decision tools and workflows for physicians across the United States. Learn more at www.caremax.com.

About Steward Health Care System

Nearly a decade ago, Steward Health Care System emerged as a different kind of health care company designed to usher in a new era of wellness, one that provides our patients better, more proactive care at a sustainable cost, our providers unrivaled coordination of care, and our communities greater prosperity and stability. As the country’s largest physician-led, tax paying, integrated health care system, our doctors can be certain that we share their interests and those of their patients.

Together we are on a mission to revolutionize the way health care is delivered - creating healthier lives, thriving communities and a better world.

Steward is among the nation’s largest and most successful accountable care organizations (ACO), with more than 6,600 providers and 43,000 health care professionals who care for 12.3 million patients a year through a closely integrated network of hospitals, multispecialty medical groups, urgent care centers, skilled nursing facilities and behavioral health centers.

Based in Dallas, Steward currently operates 39 hospitals across Arizona, Arkansas, Florida, Louisiana, Massachusetts, Ohio, Pennsylvania, Texas, and Utah.

Additional Information and Where to Find It

In connection with the proposed transaction, CareMax intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement. A proxy statement will be sent to all CareMax stockholders. CareMax will also file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CAREMAX ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain (if and when available) free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by CareMax through the website maintained by the SEC at www.sec.gov or through CareMax’s website at www.caremax.com.

Participants in the Solicitation

CareMax, Inc., Steward Health Care, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from CareMax’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of CareMax, Inc. is set forth in Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on May 2, 2022. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. In particular, projected financial information for the combined businesses of the Company and Steward is based on estimates, assumptions and projections and has not been prepared in conformance with the applicable requirements of Regulation S-X relating to pro forma financial information. A reconciliation of projected 2025 Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this press release because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this non-GAAP financial measure. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others: (i) the timing to consummate the proposed transaction; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied and the proposed transaction may not close; (iii) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; (iv) the risk that a sufficient number of shares of the Company’s common stock are not voted in favor of the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; (vii) risks that the proposed transaction disrupts current operations of the Company and potential difficulties in Company employee retention as a result of the proposed transaction; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed transaction; (x) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (xi) the Company’s ability to integrate acquired businesses, including the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction and (xii) the failure to realize anticipated benefits of the proposed transaction or to realize estimated pro forma results and underlying assumptions. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this communication is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

CareMax Contacts:

Investor Relations

Samantha Swerdlin

VP Investor Relations
(847) 924-8980

samantha.swerdlin@caremax.com

Media

Christine Bucan

(305) 542-8855

christine@thinkbsg.com

Steward Contact:

Josephine ‘Josie’ Martin

(202) 257-4063

Josephine.martin@steward.org